EXXON MOBIL CORPORATION	EXHIBIT 99.2

To assist investors in assessing 2Q21 results, the following disclosures have been made available in this 8-K filing:
-	Identified items of $(0.00) per share assuming dilution, as noted on page 1 of the news release
-	A reconciliation of cash flow from operations and asset sales excluding working capital on page 1 of this exhibit and on page 7 and attachment V of the news release

2Q21 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)
Earnings (Loss), $M	2Q21	1Q21	4Q20	3Q20	2Q20
Upstream
United States	663	363	(16,803)	(681)	(1,197)
Non-U.S.	2,522	2,191	(1,729)	298	(454)
Total	3,185	2,554	(18,532)	(383)	(1,651)
Downstream
United States	(149)	(113)	(514)	(136)	(101)
Non-U.S.	(78)	(277)	(697)	(95)	1,077
Total	(227)	(390)	(1,211)	(231)	976
Chemical
United States	1,282	715	461	357	171
Non-U.S.	1,038	700	230	304	296
Total	2,320	1,415	691	661	467

Corporate and financing	(588)	(849)	(1,018)	(727)	(872)
Net income (loss) attributable to ExxonMobil (U.S. GAAP)	4,690	2,730	(20,070)	(680)	(1,080)
Earnings (Loss) per common share (U.S. GAAP)	1.10	0.64	(4.70)	(0.15)	(0.26)
Earnings (Loss) per common share
- assuming dilution (U.S. GAAP)	1.10	0.64	(4.70)	(0.15)	(0.26)

Exploration expenses, including dry holes	176	164	595	188	214

Capital and Exploration Expenditures, $M
Upstream
United States	925	810	1,122	1,260	1,637
Non-U.S.	1,892	1,547	1,812	1,534	1,940
Total	2,817	2,357	2,934	2,794	3,577
Downstream
United States	193	271	488	390	719
Non-U.S.	262	199	674	382	334
Total	455	470	1,162	772	1,053
Chemical
United States	313	208	435	407	563
Non-U.S.	217	98	240	157	132
Total	530	306	675	564	695
Other	1	—	—	3	2

Total Capital and Exploration Expenditures	3,803	3,133	4,771	4,133	5,327

Effective Income Tax Rate, %	30%	33%	22%	(198)%	29%

Common Shares Outstanding, millions
At quarter end	4,234	4,234	4,233	4,228	4,228
Average - assuming dilution	4,276	4,272	4,272	4,271	4,271

Total Cash and Cash Equivalents, $B	3.5	3.5	4.4	8.8	12.6

Total Debt, $B	60.6	63.3	67.6	68.8	69.5

Cash Flow from Operations and Asset Sales, $M
Net cash provided by operating activities	9,650	9,264	4,005	4,389	—
Proceeds associated with asset sales	250	307	770	100	43
Cash flow from operations and asset sales	9,900	9,571	4,775	4,489	43
Changes in operational working capital	380	(1,953)	114	(863)	1,460
Cash flow from operations and asset sales excluding working capital	10,280	7,618	4,889	3,626	1,503

EXXON MOBIL CORPORATION

2Q21 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	2Q21	1Q21	4Q20	3Q20	2Q20
liquids, bitumen and synthetic oil, kbd
United States	687	665	719	692	628
Canada / Other Americas	529	575	619	487	483
Europe	16	35	32	26	31
Africa	254	253	258	297	333
Asia	669	691	658	735	783
Australia / Oceania	45	39	39	49	48
Total liquids production	2,200	2,258	2,325	2,286	2,306

Natural gas production available for sale, mcfd
United States	2,804	2,767	2,686	2,611	2,642
Canada / Other Americas	189	216	253	269	269
Europe	654	1,403	848	401	619
Africa	46	24	12	11	4
Asia	3,433	3,599	3,225	3,791	3,218
Australia / Oceania	1,168	1,164	1,161	1,233	1,238
Total natural gas production available for sale	8,294	9,173	8,185	8,316	7,990

Total worldwide liquids and gas production, koebd [1]	3,582	3,787	3,689	3,672	3,638

Refinery throughput, kbd
United States	1,532	1,532	1,594	1,601	1,440
Canada	332	364	359	341	278
Europe	1,223	1,153	1,130	1,183	1,085
Asia Pacific	607	545	522	486	568
Other Non-U.S.	164	157	150	148	145
Total refinery throughput	3,858	3,751	3,755	3,759	3,516

Petroleum product sales, kbd
United States	2,218	2,077	2,128	2,297	1,959
Canada	421	409	415	446	353
Europe	1,297	1,272	1,227	1,253	1,130
Asia Pacific	655	665	645	614	640
Other Non-U.S.	450	458	418	413	355
Total petroleum product sales	5,041	4,881	4,833	5,023	4,437

Gasolines, naphthas	2,117	1,996	2,039	2,077	1,736
Heating oils, kerosene, diesel	1,704	1,692	1,739	1,750	1,649
Aviation fuels	201	183	172	152	147
Heavy fuels	275	257	237	242	262
Specialty products	744	753	646	802	643
Total petroleum product sales	5,041	4,881	4,833	5,023	4,437

Chemical prime product sales, kt
United States	2,491	2,190	2,467	2,363	1,985
Non-U.S.	4,022	4,256	4,176	4,261	3,960
Total chemical prime product sales	6,513	6,446	6,643	6,624	5,945

[1] Natural gas is converted to an oil-equivalent basis at six million cubic feet per one thousand barrels.

EXXON MOBIL CORPORATION

2Q21 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	2Q21 vs. 2Q20	2Q21 vs. 1Q21	2021 vs. 2020
Upstream
Prior Period	(1,651)	2,554	(1,115)
Realization	4,320	720	5,610
Noncash effect of year-end reserves	-250	40	-520
Other	4,570	680	6,130
Volume / Mix	40	-330	-320
Planned Maintenance	-250	-320	-320
Other	290	-10	—
Other	470	250	1,560
Expenses - Planned Maintenance	-50	-40	-10
Expenses - other	330	-60	1,000
Identified Items	-210	—	410
Other	400	350	160
Current Period	3,185	3,185	5,739
Downstream
Prior Period	976	(390)	365
Margin	430	190	-1,340
Volume / Mix	220	-50	30
Planned Maintenance	-200	-160	-210
Demand	270	70	260
Other - Manufacturing	150	40	-20
Other	-1,860	20	330
Expenses - Planned Maintenance	-190	-60	-140
Expenses - other	130	-110	490
Identified Items	-1,590	—	350
Other	-210	190	-370
Current Period	(227)	(227)	(617)
Chemical
Prior Period	467	1,415	611
Margin	1,680	1,080	2,300
Volume / Mix	210	-40	240
Planned Maintenance	-40	-40	-50
Demand	250	—	290
Other	-40	-140	580
Expenses - Planned Maintenance	-120	-140	-30
Expenses - other	100	-20	250
Identified Items	-120	—	210
Other	100	20	150
Current Period	2,320	2,320	3,735

Upstream Volume Factor Analysis, koebd
Prior Period	3,638	3,787	3,842
Downtime / Maintenance - Planned	-113	-110	-93
Downtime / Maintenance - other	24	85	19
Growth / Decline	-60	-18	-58
Entitlements / Divestments	-166	-64	-115
Government Mandates	-6	-2	-65
Demand / Other	265	-96	154
Current Period	3,582	3,582	3,684

EXXON MOBIL CORPORATION

2Q21 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Sources and Uses of Funds, $M	2Q21
Beginning Cash	3,515
Earnings	4,690
Depreciation	4,952
Working Capital / Other	8
Proceeds Associated with Asset Sales	250
PP&E Adds / Investments and Advances[1]	-2,966
Shareholder Distributions	-3,721
Debt / Other Financing	-3,263
Ending Cash	3,465

1 PP&E Adds / Investments and Advances includes PP&E adds of ($2.7B) and net advances of ($0.2B).

Average Realization Data	2Q21	1Q21	4Q20	3Q20	2Q20
United States
ExxonMobil
Crude ($/b)	63.29	56.20	39.06	36.80	21.79
Natural Gas ($/kcf)	2.78	3.36	2.20	1.62	1.57

Benchmarks
WTI ($/b)	66.09	57.84	42.56	40.91	27.80
ANS-WC ($/b)	68.51	60.76	44.75	42.74	30.06
Henry Hub ($/mbtu)	2.83	2.71	2.67	1.98	1.71

Non-U.S.
ExxonMobil
Crude ($/b)	60.52	53.41	37.86	38.30	20.91
Natural Gas ($/kcf)	6.76	6.13	4.85	3.41	4.07
European NG ($/kcf)	6.76	5.87	4.87	3.25	2.67

Benchmarks
Brent ($/b)	68.83	60.90	44.22	43.00	29.20

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2021. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.